Exhibit 99.2

GENE LOGIC INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS

The following unaudited pro forma consolidated condensed financial statements as of and for the nine months ended September 30, 2006 and for each of the three years ended December 31, 2005 have been derived from the historical consolidated financial statements of Gene Logic Inc. to give effect to the sale of its Preclinical Division to Bridge Pharmaceuticals, Inc. that occurred on December 15, 2006 as if it occurred as if of the earlier dates described below.

The unaudited pro forma consolidated condensed balance sheet as of September 30, 2006 reflects the financial position of the Company after giving effect to the disposition of the Preclinical Division and receipt of net proceeds as if the disposition occurred on September 30, 2006.

The unaudited pro forma consolidated condensed statement of operations for the nine-month period ended September 30, 2006 assumes the disposition of the Preclinical Division occurred on January 1, 2006. The unaudited pro forma consolidated condensed statement of operations for each of the three years ended December 31, 2005 is presented as if the disposition occurred on April 1, 2003, the date on which Gene Logic Inc. acquired TherImmune Research Corporation (renamed Gene Logic Laboratories Inc., and referred to as the Company’s Preclinical Division).

The sale price was $15 million (a portion of which will be held in escrow for up to one year to guarantee certain obligations under the sale agreement), subject to a final adjustment of certain changes in working capital and the assumption of certain liabilities associated with the business. The net proceeds of the sale of the Preclinical Division (net of costs associated with the sale) are estimated to be $13.2 million.

The pro forma adjustments are described in the accompanying notes and are based upon available information and various assumptions that management believes are reasonable. These adjustments give effect to events directly attributable to the transaction.

The accompanying unaudited pro forma financial information should be read in conjunction with the historical financial statements and the related notes thereto of Gene Logic Inc. The unaudited pro forma financial information is not necessarily indicative of the operating results or financial position that would have occurred if the transaction had been consummated at the times indicated, nor is it necessarily indicative of the future financial position and the results of operations of Gene Logic Inc.

GENE LOGIC INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED BALANCE SHEET
(in thousands)

	September 30, 2006
	Gene Logic	Pro Forma		Total
	Historical	Adjustments		Pro Forma
Assets
Current assets:
Cash and cash equivalents	$24,115	$11,722	(1)	$35,837
Marketable securities available-for-sale	21,401	-		21,401
Accounts receivable, net of allowance of $45	373	-		373
Unbilled services	329	-		329
Inventory, net	2,531	-		2,531
Prepaid expenses	1,830	-		1,830
Other current assets	959	1,500	(1)	2,459
Assets of discontinued operations held for sale	19,735	(19,735)	(1)	-
Total current assets	71,273	(6,513)		64,760
Property and equipment, net	13,636	-		13,636
Long-term investments	2,964	-		2,964
Goodwill	2,677	-		2,677
Other intangible, net	10,351	-		10,351
Other assets	819	-		819
Total assets	$101,720	$(6,513)		$95,207

Liabilities and Stockholders' Equity
Current liabilities:
Accounts payable	$2,344	$-		$2,344
Accrued compensation and employee benefits	4,040	-		4,040
Accrued restructuring costs	3,905	-		3,905
Other accrued expenses	2,630	-		2,630
Current portion of long-term debt	498	-		498
Deferred revenue	3,917	-		3,917
Liabilities of discountinued operations held for sale	6,513	(6,513)	(1)	-
Total current liabilities	23,847	(6,513)		17,334
Deferred revenue	214	-		214
Long-term debt, net of current portion	91	-		91
Deferred rent	1,635	-		1,635
Stockholders' equity	75,933	-		75,933
Total liabilities and stockholders' equity	$101,720	$(6,513)		$95,207

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

GENE LOGIC INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31, 2005
	Gene Logic		Pro Forma	Total
	Historical	GLLabs (2)	Adjustments	Pro Forma
Revenue	$79,370	$22,180	$-	$57,190

Operating expenses:
Cost of preclinical services	27,504	27,504	-	-
Database production	31,689	-	-	31,689
Research and development	6,812	-	-	6,812
Selling, general and administrative	31,594	4,806	-	26,788
Goodwill impairment loss	32,794	32,794	-	-
Total operating expenses	130,393	65,104	-	65,289
Loss from operations	(51,023)	(42,924)	-	(8,099)
Interest (income), net	(2,625)	-	-	(2,625)
Other (income) expense	(813)	-	-	(813)
Write-down of other than temporary decline in the value of marketable securities available-for-sale	719	-	-	719
Net loss	$(48,304)	$(42,924)	$-	$(5,380)
Basic and diluted net loss per share	$(1.52)			$(0.17)
Basic and diluted weighted average shares outstanding	31,744			31,744

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

GENE LOGIC INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31, 2004
	Gene Logic		Pro Forma	Total
	Historical	GLLabs (2)	Adjustments	Pro Forma
Revenue	$75,937	$23,766	$-	$52,171

Operating expenses:
Cost of preclinical services	26,127	26,127	-	-
Database production	42,496	-	-	42,496
Research and development	2,449	-	-	2,449
Selling, general and administrative	25,676	6,334	-	19,342
Purchased research and development	8,817	-	-	8,817
Total operating expenses	105,565	32,461	-	73,104
Loss from operations	(29,628)	(8,695)	-	(20,933)
Interest (income), net	(1,395)	-	-	(1,395)
Net loss before income tax expense	(28,233)	(8,695)	-	(19,538)
Income tax expense	287	-	-	287
Net loss	$(28,520)	$(8,695)	$-	$(19,825)
Basic and diluted net loss per share	$(0.91)			$(0.63)
Basic and diluted weighted average shares outstanding	31,493			31,493

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

GENE LOGIC INC.
UNAUDITED PRO FORMA CONSOLIDATED CONDENSED STATEMENT OF OPERATIONS
(in thousands, except per share data)

	Year Ended December 31, 2003
	Gene Logic		Pro Forma	Total
	Historical	GLLabs (2)	Adjustments	Pro Forma
Revenue	$69,519	$17,559	$-	$51,960

Operating expenses:
Cost of preclinical services	16,058	16,058	-	-
Database production	49,408	-	-	49,408
Research and development	2,091	-	-	2,091
Selling, general and administrative	22,198	6,156	-	16,042
Total operating expenses	89,755	22,214	-	67,541
Loss from operations	(20,236)	(4,655)	-	(15,581)
Interest (income), net	(1,652)	-	-	(1,652)
Other (income) expense	(327)	-	-	(327)
Write-down of equity investments	4,268	-	-	4,268
Net loss before income tax expense	(22,525)	(4,655)	-	(17,870)
Income tax expense	2,246	-	-	2,246
Net loss	$(24,771)	$(4,655)	$-	$(20,116)
Basic and diluted net loss per share	$(0.82)			$(0.67)
Basic and diluted weighted average shares outstanding	30,112			30,112

See accompanying Notes to Unaudited Pro Forma Consolidated Condensed Financial Statements.

NOTES TO UNAUDITED PRO FORMA CONSOLIDATED CONDENSED FINANCIAL STATEMENTS
(in thousands)

The pro forma adjustments footnoted in the unaudited pro forma consolidated condensed financial statements are explained below:

(1)
These amounts reflect the disposition of the assets and liabilities of the Company’s Preclinical Division, Gene Logic Laboratories Inc., and the receipt of net proceeds of $13,222 from the disposition, less $1,500 which will be held in escrow for up to one year to guarantee certain obligations under the sale agreement.

(2)
This column represents the operating results of the Company’s Preclinical Division, Gene Logic Laboratories Inc. (“GLLabs”), for the respective period. These operating results were consolidated in the historical consolidated condensed financial statements of Gene Logic Inc. and are subtracted to reflect the disposition.

The pro forma financial results for the nine months ended September 30, 2006 have not been presented because the results of operations of the Company's Preclinical Division were classified as discontinued operations in the financial statements filed in its Quarterly Report on Form 10-Q with the Securities and Exchange Commission on November 9, 2006 ("Form 10-Q"). The pro forma loss from continuing operations is the same as the loss from continuing operations presented in the consolidated condensed statement of operation for the nine months ended September 30, 2006 presented in that Form 10-Q.